UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 9, 2011
(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition

On November 9, 2011, Midway Gold Corp. (the “Registrant”) announced the Registrant’s financial results for the third quarter and the three and nine months ended September 30, 2011, as filed on November 9, 2011 with the United States Securities and Exchange Commission and the relevant Canadian securities commissions in its Quarterly Report on Form 10-Q.  The  press release attached as Exhibit 99.1 hereto is incorporated by reference herein.  In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Director.

As announced November 11, 2011, effective November 15, 2011, Mr. George T. Hawes will retire as a director of the Registrant.   Mr. Hawes’ retirement was not the result of any disputes with the Registrant.  The press release attached as Exhibit 99.2 hereto is incorporated by reference herein.

Item 7.01  Regulation FD

On November 9, 2011, the Registrant issued a press release announcing the Registrant’s financial results for the third quarter and the three and nine months ended September 30, 2011.   A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

On November 11, 2011, the Registrant issued a press release announcing that Mr. George T. Hawes will retire from the board of directors of the Registrant, effective November 15, 2011.  A copy of the press release is attached to this report as Exhibit 99.2. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

On November 14, 2011, the Registrant issued a press release announcing drill hole results at the Registrant’s  Gold Rock Project in White Pine County, Nevada.  A copy of the press release is attached to this report as Exhibit 99.3. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

On November 15, 2011, the Registrant issued a press release announcing the results of a feasibility study  for its Pan Gold Project in White Pine County, Nevada (the ‘Feasibility Study”).  A NI 43-101 technical report summarizing the Feasibility Study will be filed with the securities regulatory authorities in Canada within 45 days of the announcement of the results.  The press released was reviewed and approved by Terre Lane (QP-MMSA), William J. Crowl (R.G., QP-MMSA), and Donald E. Hulse (P.E.) for Gustavson Associates, LLC of Lakewood, Colorado, and by William S. Neal (M.Sc., CPG), Vice President of Geological Services of the Registrant, each of whom is a “qualified person” as defined by the National Instrument 43-101 of the Canadian Securities Administrators (“NI 43-101”).

 A copy of the press release is attached to this report as Exhibit 99.4.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

The press release, the Feasibility Study and the technical report referred to in the press release use the terms "resource", "reserve", "measured resources", "indicated resources" and "inferred resources", which are terms defined under Canadian National Instrument 43-101 and the Canadian Institute of Mining and Metallurgy Classification system. Estimates of mineral reserves in the Feasibility Study and in the press release are compliant with the definitions in the U.S. Securities and Exchange Commission (“SEC”) Industry Guide 7.  Previous estimates of resources in the technical report referred to in the press release have been prepared in accordance with NI 43-101 and differ from the definitions in U.S. SEC Industry Guide 7. Under SEC Industry Guide 7 standards, a "final" or "bankable" feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority. Mineral resources are not mineral reserves and do not have demonstrated economic viability. We advise investors that while those terms are recognized and required by Canadian regulations, the SEC does not recognize them. U.S. investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves as defined in the SEC's Guide 7. In addition, "inferred resources" have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally minable. Accordingly, outside of the reserves reported in the press release and in the Feasibility Study, disclosure in the press release and in the technical reports referred to in the press release may not be comparable to information from U.S. companies subject to the reporting  and disclosure requirements of the SEC.

Item 9.01. Exhibits.

The following Exhibits relating to Item 2.02 and Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1	Press Release dated November 9, 2011
99.2	Press Release dated November 11, 2011
99.3	Press Release dated November 14, 2011
99.4	Press Release dated November 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: November 15, 2011	By:	/s/ Kenneth Brunk
Kenneth Brunk President

EXHIBIT INDEX

The following Exhibits relating to Item 2.02 and Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release dated November 9, 2011
99.2	Press Release dated November 11, 2011
99.3	Press Release dated November 14, 2011
99.4	Press Release dated November 15, 2011